Equity	12 Months Ended
Dec. 31, 2017
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
EQUITY
On November 11, 2015, we entered into ASR agreements to repurchase an aggregate of $6.0 billion of our common stock utilizing the net after-tax proceeds from the sale of Sikorsky. Under the terms of the ASR agreements, we made the aggregate payments and received an initial delivery of approximately 51.9 million shares of our common stock, representing approximately 85% of the shares expected to be repurchased. In 2016, the shares associated with the remaining portion of the aggregate purchase were settled upon final delivery to us of approximately 10.1 million additional shares of common stock. Including the remaining shares settled in 2016, the final price under the November 11, 2015 ASR was $96.74 per share.
On March 13, 2015, we entered into ASR agreements to repurchase an aggregate of $2.65 billion of our common stock. Under the terms of the ASR agreements, we made the aggregate payments and received an initial delivery of approximately 18.6 million shares of our common stock, representing approximately 85% of the shares expected to be repurchased. On July 31, 2015, the shares associated with the remaining portion of the aggregate purchase were settled upon final delivery of approximately 4.2 million additional shares of common stock. Including the remaining shares settled on July 31, 2015, the final price under the ASR was $116.11 per share.
On August 3, 2015, we received approximately $1.1 billion from the proceeds of the remarketing of our 1.550% junior subordinated notes, which were originally issued as part of our equity units on June 18, 2012, and issued approximately 11.3 million shares of common stock to settle the purchase obligation of the holders of the equity units under the purchase contract entered into at the time of the original issuance of the equity units.
A summary of the changes in each component of accumulated other comprehensive (loss) income, net of tax for the years ended December 31, 2017 and 2016 is provided below:

(dollars in millions)	Foreign Currency Translation	Defined Benefit Pension and Postretirement Plans	Unrealized Gains (Losses) on Available-for- Sale Securities	Unrealized Hedging (Losses) Gains	Accumulated Other Comprehensive (Loss) Income
Balance at December 31, 2015	$(2,438)	$(5,135)	$293	$(339)	$(7,619)
Other comprehensive (loss) income before reclassifications, net	(1,042)	(247)	119	54	(1,116)
Amounts reclassified, pre-tax	—	535	(94)	171	612
Tax (benefit) expense reclassified	—	(198)	35	(48)	(211)
Balance at December 31, 2016	$(3,480)	$(5,045)	$353	$(162)	$(8,334)
Other comprehensive income before reclassifications, net	540	78	3	264	885
Amounts reclassified, pre-tax	(10)	529	(566)	(39)	(86)
Tax (benefit) expense reclassified	—	(214)	215	9	10
Balance at December 31, 2017	$(2,950)	$(4,652)	$5	$72	$(7,525)

Amounts reclassified related to our defined benefit pension and postretirement plans include amortization of prior service costs and actuarial net losses recognized during each period presented. These costs are recorded as components of net periodic pension cost for each period presented (see Note 12 for additional details).
Amounts reclassified that relate to unrealized gains (losses) on available-for-sale securities, pre-tax includes approximately $500 million of previously unrealized gains reclassified to other income as a result of sales of significant investments in available-for-sale securities in 2017, including UTC Climate, Controls & Security's sale of investments in Watsco, Inc.
All noncontrolling interests with redemption features, such as put options, that are not solely within our control (redeemable noncontrolling interests) are reported in the mezzanine section of the Consolidated Balance Sheet, between liabilities and equity, at the greater of redemption value or initial carrying value. The decrease in the value of redeemable noncontrolling interest in our Consolidated Balance Sheet as of December 31, 2017 is primarily attributable to the acquisition by UTC Climate, Controls & Security of the remaining interest in an Italian heating products and services company, initially acquired in 2016.